Goodwill and Other Intangible Assets	9 Months Ended
Sep. 30, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 3—Goodwill and Other Intangible Assets

The changes in the carrying amount of goodwill, allocated by reportable segments, were as follows (See Note 11):

(Dollar amounts in thousands)	Merchant acquiring, net	Payment processing	Business solutions	Total
Balance at December 31, 2012	$138,121	$187,028	$47,158	$372,307
Foreign currency translation adjustments	—	666	250	916

Balance at September 30, 2013	$138,121	$187,694	$47,408	$373,223

Goodwill is tested for impairment at least annually using the qualitative assessment option or step zero process. Using this process, the Company first assesses whether it is “more likely than not” that the fair value of a reporting unit is less than its carrying amount.

During the third quarter of 2013, we conducted a qualitative assessment of each reporting unit’s fair value as of August 31, 2013. As part of our qualitative assessment, we considered the results of our 2011 impairment test (which indicated that the fair value of each reporting unit was in excess of 30% of its carrying amount) as well as current market conditions and changes in the carrying amount of our reporting units that occurred subsequent to the 2011 impairment test. Based on the results of this qualitative assessment, we believe the fair value of goodwill for each of our reporting units continues to exceed their respective carrying amounts and concluded that it was not necessary to conduct the two-step goodwill impairment test. Accordingly, no impairment losses for the period were recognized.

The carrying amount of other intangible assets for the nine months ended September 30, 2013 and the year ended December 31, 2012 consisted of the following:

		September 30, 2013
(Dollar amounts in thousands)	Useful life in years	Gross amount	Accumulated amortization	Net carrying amount
Customer relationships	14	$314,070	$(67,577)	$246,493
Trademark	10 - 15	39,950	(10,392)	29,558
Software packages	3 - 5	113,866	(59,856)	54,010
Non-compete agreement	15	56,539	(11,308)	45,231

Other intangible assets, net		$524,425	$(149,133)	$375,292

		December 31, 2012
(Dollar amounts in thousands)	Useful life in years	Gross amount	Accumulated amortization	Net carrying amount
Customer relationships	14	$313,726	$(50,769)	$262,957
Trademark	10 - 15	39,950	(7,794)	32,156
Software packages	3 - 5	110,478	(50,479)	59,999
Non-compete agreement	15	56,539	(8,481)	48,058

Other intangible assets, net		$520,693	$(117,523)	$403,170

For the three and nine months ended September 30, 2013, the Company recorded amortization expense related to other intangibles of $13.6 million and $40.9 million, respectively, compared to $13.8 million and $41.4 million for the corresponding 2012 periods.

The estimated amortization expense of the balances outstanding at September 30, 2013 for the next five years is as follows:

(Dollar amounts in thousands)
Remaining 2013	$13,054
2014	49,162
2015	44,780
2016	35,193
2017	32,008
2018	30,129